INCOME TAX EXPENSES - Significant components of deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022
INCOME TAX EXPENSES
Accrued expenses and others	¥ 22,219	¥ 21,935
Net operating loss carry forwards	193,865	151,463
Inventories write downs	3,397	1,040
Deferred income	97	86
Total deferred tax assets	219,578	174,524
Less: valuation allowance	(208,588)	(161,864)
Deferred tax assets, net	¥ 10,990	¥ 12,660